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                                 FIRST AMENDMENT


     FIRST AMENDMENT, dated as of May 7, 1998 (this "Amendment"), to and of the Amended and Restated Credit and Participation Agreement, dated as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LORAL SPACECOM CORPORATION (the "Borrower"), SPACE SYSTEMS/LORAL, INC. ("SS/L"), the Banks from time to time parties thereto (the "Banks"), ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. ("San Paolo"), individually and as selling bank (in such capacity, the "Selling Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank, THE CHASE MANHATTAN BANK, as syndication agent and NATIONSBANK OF TEXAS, N.A., as documentation agent.


                             W I T N E S S E T H :


     WHEREAS, the Borrower has requested that the Credit Agreement be amended to extend the period of time by which the Borrower must deliver financial statements to the Administrative Agent, the Selling Bank and each Bank; and

     WHEREAS, the Required Banks are willing to agree to such amendment;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     Section 2. Amendment of Subsection 8.1 (Financial Statements). Subsection
8.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting the reference to "90 days" in the first line of paragraph (a) of such subsection and substituting "120 days" therefor.

          (b) by deleting the phrase "45 days" in the first line of paragraph
     (b) of such subsection and substituting "60 days" therefor.

     Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L, the Selling Bank and the Required Banks.

     Section 4. Legal Obligation. The Company represents and warrants to each Bank that this Amendment constitutes the legal, valid and binding obligation of the Borrower,

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enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     Section 4. Continuing Effect. Except for the amendments expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

     Section 5. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                  LORAL SPACECOM CORPORATION


                                  By: /s/ Loral SpaceCom Corporation
                                      ------------------------------------------
                                      Title:


                                  SPACE SYSTEMS/LORAL, INC.


                                  By: /s/Space Systems/Loral, Inc.
                                      ------------------------------------------
                                      Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION,
                                    as Administrative Agent and as a
                                    Bank


                                  By: /s/Steve A. Aronowitz
                                      ------------------------------------------
                                      Title: Managing Director


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Issuing Bank


                                  By: /s/Steve A. Aronowitz
                                      ------------------------------------------
                                      Title: Managing Director


                                  ISTITUTO BANCARIO SAN PAOLO DI TORINO,
                                   S.P.A.,
                                      as Selling Bank and in its
                                      individual capacity


                                  By: /s/Istituto Bancario San Paolo Di
                                      ------------------------------------------
                                      Torino, S.P.A.
                                      Title: Vice Presidents



                                  By:
                                      ------------------------------------------
                                      Title:
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                                                                             4



                                  THE CHASE MANHATTAN BANK



                                  By: /s/Richard C. Smith
                                      ------------------------------------------
                                      Title:


                                  NATIONSBANK OF TEXAS, N.A.



                                  By: /s/Pamela S. Kurtzman
                                      ------------------------------------------
                                      Title:  Vice President


                                  THE BANK OF NEW YORK



                                  By: /s/Ken Sneider
                                      ------------------------------------------
                                      Title:  Vice President


                                  BARCLAYS BANK PLC



                                  By:/s/Barclays Bank PLC
                                      ------------------------------------------
                                      Title:  Director


                                  CREDIT LYONNAIS, NEW YORK BRANCH



                                  By: /s/Credit Lyonnais, New York Branch
                                      ------------------------------------------
                                      Title: Vice President




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                                                                               5




                                  DEUTSCHE BANK AG, NEW YORK AND/OR
                                  CAYMAN ISLANDS BRANCHES



                                  By: /s/Robert Wood
                                      ------------------------------------------
                                      Title:  Director


                                  By:/s/Susan L. Pearson
                                      ------------------------------------------
                                      Title:  Director


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                  By: /s/The Industrial Bank of Japan, Limited
                                      ------------------------------------------
                                      Title:  Joint General Manager


                                  MELLON BANK N.A.



                                  By: /s/Mellon Bank N.A
                                      ------------------------------------------
                                      Title:  Senior Vice President


                                  THE SANWA BANK, LIMITED,
                                  NEW YORK BRANCH




                                  By:
                                      ------------------------------------------
                                      Title:


                                  SOCIETE GENERALE



                                  By: /s/Societe Generale
                                      ------------------------------------------
                                      Title:  Vice President

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                                  THE SUMITOMO BANK LIMITED



                                  By: /s/John C. Kissinger
                                      ------------------------------------------
                                      Title:  Joint General Manager


                                  BANK OF MONTREAL



                                  By: /s/W.T. Calder
                                      ------------------------------------------
                                      Title:  Director


                                  THE BANK OF NOVA SCOTIA



                                  By: /s/J. Alan Edwards
                                      ------------------------------------------
                                      Title:


                                  BANQUE NATIONALE DE PARIS



                                  By: /s/Sophie Revillard Kaufman
                                      ------------------------------------------
                                      Title:  Vice President


                                  By: /s/Gwen Abbott
                                      ------------------------------------------
                                      Title:  Assistant Vice President


                                  BANQUE PARIBAS



                                  By: /s/Banque Paribas
                                      ------------------------------------------
                                      Title:  Vice President


                                  By: /s/Matthew C. Bishop
                                      ------------------------------------------
                                      Title:  Assistant Vice President

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                                  BAYERISCHE LANDESBANK GIROZENTRALE
                                  CAYMAN ISLANDS BRANCH



                                  By: /s/Peter Oberman
                                      ------------------------------------------
                                      Title: Senior Vice President
                                             Manager Lending Division


                                  By: /s/Sean O'Sullivan
                                      ------------------------------------------
                                      Title:  Vice President


                                  CIBC INC.



                                  By: /s/Cynthia McCahill
                                      ------------------------------------------
                                      Title:  Executive Director


                                  CITICORP USA, INC.



                                  By: /s/Citicorp USA, Inc.
                                      ------------------------------------------
                                      Title:  Attorney-in-Fact


                                  FUJI BANK, LIMITED



                                  By: /s/Fuji Bank, Limited
                                      ------------------------------------------
                                      Title:  Vice President and Manager


                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED



                                  By: /s/Ken Yoshizaki
                                      ------------------------------------------
                                      Title:  Deputy General Manager



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                                  THE MITSUBISHI TRUST AND BANKING
                                  CORPORATION



                                  By: /s/Scott J. Paige
                                      ------------------------------------------
                                      Title:  Senior Vice President


                                  NATIONAL CITY BANK




                                  By:
                                      ------------------------------------------
                                      Title:


                                  PNC BANK, NATIONAL ASSOCIATION



                                  By:/s/Steffen W. Crowther
                                      ------------------------------------------
                                      Title:  Vice President


                                  THE TOKAI BANK, LIMITED
                                  NEW YORK BRANCH



                                  By: /s/The Tokai Bank, Limited New York Branch
                                      ------------------------------------------
                                      Title:  Assistant General Manager


                                  THE TOYO TRUST & BANKING CO., LTD.



                                  By: /s/The Toyo Trust & Banking Co., Ltd.
                                      ------------------------------------------
                                      Title:  Vce President




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                                  YASUDA TRUST AND BANKING COMPANY,
                                   LIMITED




                                  By:
                                      ------------------------------------------
                                      Title: